EXHIBIT (j)

(McCurdy & Associates CPA's, Inc. Logo)
                                                        27955 Clements Road
                                                        Westlake, Ohio 44145
                                                        Phone: (440) 835-8500
                                                        Faz: (440) 835-1093

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTNATS

We consent to all references made to us in this Post-Effective Amendment No. 9 to Frontier Fund Inc.'s Registration Statement on Form N1-A.

/s/ McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 22, 1999